UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia V6E 2E9

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Registrant’s telephone number, including area code)  (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

Lions Gate Entertainment Inc. (“LGEI”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (the “Company”), intends to offer, subject to market and other conditions, up to $150 million aggregate principal amount of additional 10.25% senior secured second-priority notes due 2016 (the “Notes”) in a private offering to be conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes will be consolidated with and form a single class with the $236 million aggregate principal amount of 10.25% senior secured second-priority notes due 2016 issued on October 21, 2009 (the “Existing Notes”) and have the same terms as to status, redemption, collateral or otherwise (other than issue date, issue price and first interest payment date) as the Existing Notes.

LGEI intends to use the net proceeds from the sale of the Notes to repay its outstanding debt under its revolving senior secured credit facility and for other general corporate purposes.  Subsequently, LGEI may re-borrow amounts repaid under its revolving senior secured credit facility to repay all or a portion of its outstanding unsecured convertible senior subordinated notes or for general corporate purposes, which may include funding future acquisitions.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.  The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements related to the proposed offering of the Notes.  These forward-looking statements reflect the Company’s current views with respect to future events and are based on assumptions and are subject to risks and uncertainties.  Except as required by federal securities laws, the Company does not intend to update you concerning any future revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: May 9, 2011
	By:	/s/ James Keegan
		Name:	James Keegan
		Title:	Chief Financial Officer